Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment No. 2”), dated as of December 20, 2018, by and among LSC Communications, Inc. (the “Borrower”), the other Loan Parties, the Lenders party hereto and Bank of America, N.A. (“BofA”), as administrative agent and collateral agent (in such capacities, including any permitted successor thereto, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of September 30, 2016, among the Borrower, the other parties thereto, the Lenders party thereto from time to time, BofA, as Administrative Agent, Swing Line Lender and as an Issuing Bank and the other Issuing Banks party thereto from time to time (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Credit Agreement”) (capitalized terms used without definition herein have the meanings given such terms by the Credit Agreement); and

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein (the Credit Agreement, as amended by this Amendment No. 2, the “Amended Credit Agreement”) and the Lenders party hereto (constituting the Required Lenders and Required Revolving Lenders) have consented to this Amendment No. 2;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

AmendmentS to Credit AgREEMENT

.

Effective as of the Amendment No. 2 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in their correct alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

(b)	Article III of the Credit Agreement is hereby amended by inserting the following Section 3.24:

“Section 3.24Beneficial Ownership Certificate.  As of the Amendment No. 2 Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.”

(c)	Section 5.01 of the Credit Agreement is hereby amended by inserting the following clause (h) immediately following clause (g):

“(h)Promptly following any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation.”

(d)	Section 6.10 of the Credit Agreement is hereby replaced in its entirety with the following:

“(a) The Borrower will not permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter of the Borrower, commencing with the fiscal quarter ending December 31, 2016 to exceed (i) with respect to any fiscal quarter ending prior to March 31, 2020, 3.25 to 1.00 and (ii) with respect to any fiscal quarter ending on or after March 31, 2020, 3.00 to 1.00; and

(b)For so long as any Revolving Commitments are outstanding or any Lender has any Outstanding Revolving Credit, the Borrower will not permit the Interest Coverage Ratio for any Test Period, commencing with the Test Period ending December 31, 2016 to be less than (i) with respect to any Test Period ending prior to March 31, 2018, 3.00 to 1.00, (ii) with respect to any Test Period ending on or after March 31, 2018 and prior to March 31, 2020, 3.25 to 1.00 and (iii) with respect to any Test Period ending on or after March 31, 2020, 3.50 to 1.00.”.

Reference to and Effect on the Credit Agreement

.  On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” and each reference to the “Credit Agreement” in any other Loan Document and, in each case, any text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 2.  This Amendment No. 2 shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

Representations & Warranties

.

In order to induce the Lenders party hereto and the Administrative Agent to enter into this Amendment No. 2, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent on and as of the Amendment No. 2 Effective Date that each of the representations and warranties made by any Loan Party set forth in Article III of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date); provided that all references in the representations set forth in Sections 3.02, and 3.03 of the Credit Agreement to “Loan Documents” shall be deemed to be references to this Amendment No. 2 and the other Loan Documents (including the Credit Agreement) as amended by this Amendment No. 2.

Conditions Precedent.

  This Amendment No. 2 shall become effective as of the first date (the “Amendment No. 2 Effective Date”) when each of the conditions set forth in this Section 4 shall have been satisfied:

(a)	The Administrative Agent shall have received a duly authorized, executed and delivered counterpart of the signature page to this Amendment No. 2 from each Loan Party, the

Administrative Agent and Lenders constituting the Required Lenders and Required Revolving Lenders.
(b)	All costs, fees and expenses (including, without limitation, legal fees and expenses) contemplated and to the extent required by the Credit Agreement shall have been paid to the extent due.
(c)

The Administrative Agent shall have received from the Borrower, for the account of each Lender that has validly returned an executed counterpart to this Amendment No. 2 to the Administrative Agent prior to 5:00 p.m., New York City time, on December 17, 2018 a fee equal to 0.10% of the aggregate Revolving Credit Commitments and Term Loans of such Lender on the Amendment No. 2 Effective Date.

(d)	No Default or Event of Default shall have occurred or be continuing or would occur immediately after giving effect to the effectiveness of this Amendment No. 2 on the Amendment No. 2 Effective Date.
(e)

Each of the representations and warranties made by any Loan Party set forth in Section 3 hereof shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date).

(f)

The Administrative Agent shall have received a certificate of the Borrower, dated the Amendment No. 2 Effective Date, executed by a Responsible Officer of the Borrower certifying compliance with the requirements set forth in clauses (d) and (e) of this Section 4.

(g)

At least 3 business days prior to the Amendment No. 2 Effective Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower.

Reaffirmation.

(a)

To induce the Lenders and the Administrative Agent to enter into this Amendment No. 2, each of the Loan Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any prior grant, prior pledge or prior collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment No. 2).  Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 2.  Each Guarantor (other than the Borrower) acknowledges and agrees that (i) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment No. 2 and (ii) nothing in the Credit Agreement, this Amendment No. 2 or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

Miscellaneous Provisions.

(a)

Ratification.  This Amendment No. 2 is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set forth herein, an amendment or modification, of any other provision of the Credit Agreement or any other Loan Document.

(b)

Governing Law; Submission to Jurisdiction, Consent to Service of Process, Waiver of Jury Trial, Etc. Sections 9.10 and 9.11 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)	Severability. Section 9.08 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.
(d)

Expenses; Indemnity; Damage Waiver; No Advisory or Fiduciary Relationship.  Sections 9.04 and 9.16 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, and shall apply to the activities of BofA and its Related Parties in connection with this Amendment No. 2, mutatis mutandis.

(e)

Counterparts; Headings.  This Amendment No. 2 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 2 by telecopy or other electronic transmission (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment No. 2. Article and Section headings used herein are for convenience of reference only, and are not part of this Amendment No. 2 and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment No. 2.

(f)	Amendment, Modification and Waiver. This Amendment No. 2 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

[Remainder of page intentionally blank; signatures begin next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the date first above written.

LSC COMMUNICATIONS, INC., as Borrower

By: /s/ Suzanne S. Bettman

Name: Suzanne S. Bettman

Title: Chief Compliance Officer; Secretary; General Counsel

with respect to Section 5:
COURIER COMMUNICATIONS LLC,

courier kendallville, inc.,

courier new media, inc.,

CREEL PRINTING, LLC

dover publications, inc.,

FAIRRINGTON, LLC,

LSC COMMUNICATIONS MM LLC,

LSC COMMUNICATIONS US, LLC,

LSC INTERNATIONAL HOLDINGS, INC.,

NATIONAL PUBLISHING COMPANY,

PUBLISHERS PRESS, LLC, and

Quality Park, LLC,

each as a Loan Party

By:  /s/ Janet M. Halpin

Name: Janet M. Halpin

Title: Treasurer

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By /s/Angela Larkin
Name: Angela Larkin
Title: Vice President

BANK OF AMERICA, N.A., as Lender

By /s/ Kyle Oberkrom
Name: Kyle Oberkrom
Title: Associate

[LENDER SIGNATURE PAGES ON FILE WITH ADMINISTRATIVE AGENT]